                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549
                     ----------------------------------

                             AMENDMENT NO. 2 TO

                                 FORM 8-K/A

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 1, 1994
                                                   -------------


                          HOUGHTON MIFFLIN COMPANY
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)


        Massachusetts                  1-5406                04-1456030
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   (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)            File Number)        Identification No.)


222 Berkeley Street, Boston, Massachusetts                      02116
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  617-351-5000
                                                     ------------



                                     N/A
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       (Former name or former address, if changed since last report.)


















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         Item 7.   Financial Statements, Pro Forma Financial Information and
                   ---------------------------------------------------------
                   Exhibits.
                   --------

              (a)  Financial Statements of Businesses Acquired.
                   -------------------------------------------

                   Financial statements of the business acquired are filed as
                   Exhibit 99.1 hereto.

              (b)  Pro Forma Financial Information.
                   -------------------------------

                   Pro forma financial information is filed as Exhibit 99.2 hereto.


              (c)  Exhibits.
                   --------

                   2. Stock Purchase Agreement dated January 7, 1994 by and among McDougal, Littell & Company, the stockholders listed on Exhibit A thereto and Houghton Mifflin Company (previously filed).

                   23.  Consent of Crowe, Chizek and Company (filed herewith).

                   99.1 Financial Statements of Business Acquired (filed
                        herewith).

                   99.2 Pro Forma Financial information (filed herewith).

                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 24 day of March, 1994.

                                    HOUGHTON MIFFLIN COMPANY


                                    By:    /s/ Stephen O. Jaeger
                                       -----------------------------------------
                                       Stephen O. Jaeger,
                                       Executive Vice President, Chief
                                       Financial Officer and Treasurer
                                       (Principal Accounting and Financial
                                       Officer)
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                              Exhibit Index
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Exhibit                                                                    Page
  No.              Exhibit Description                                      No.
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

 2. Stock Purchase Agreement dated January 7, 1994 by and among McDougal, Littell & Company, the stockholders listed on Exhibit A thereto and Houghton Mifflin Company (previously filed).

23   Consent of Crowe, Chizek and Company (filed herewith).

99.1 Financial Statements of Business Acquired (filed herewith).

99.2 Pro Forma Financial Information (filed herewith).

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